                                                                   EXHIBIT 10.25


                            SECOND LEASE AMENDMENT
                    TO LEASE AGREEMENT DATED JULY 1, 1987
              BY AND BETWEEN THE COCA-COLA COMPANY ("LANDLORD")
                  AND COCA-COLA ENTERPRISES INC. ("TENANT")
                  AS PREVIOUSLY AMENDED BY LETTER AGREEMENT
                 DATED JUNE 19, 1992 (THE "FIRST AMENDMENT").
                       THE LEASE AS AMENDED HEREINAFTER
                          REFERRED TO AS THE "LEASE"



This Second Lease Amendment is made this _____ day of September 1994 and is effective as of May 15, 1994. The Lease is hereby amended as follows:

The leased premises shall exclude the following floor space:

                                               Net Rentable Area
                                               -----------------
         Floor 7                                    Complete
         Floor 8                                    Complete
         Floor 9                                    Complete
         Floor 10                                  13,846.00 (out of 20,452 sq ft.)
         Lobby                                      3,545.00
         Tenant's Allocation of
           Common Area                              6,132.63
                                                   ---------
         Total                                     87,417.38

Both parties shall remain subject to all terms and conditions of the Lease except as follows:

1. Effective as of May 15, 1994, the above listed floors, containing 87,417.38 square feet, shall be released from the leased premises.

2. Effective as of May 15, 1994, the net rentable area of the leased premises, as set forth in Sections 1.01(a) and 1.01(c) and in Exhibit C of the Lease shall be 27,932 square feet, calculated as follows:

                                         Net Rentable Area
                                         -----------------
         Floor 10 Common Area                   697.00
         Floor 10                             5,908.00
         Floor 11                            20,452.00
         Tenant's Allocation of
           General Common Area                  875.00
                                             ---------
                                             27,932.00

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3.       Effective as of May 15, 1994, the Base Rent payable under the Lease will be $418,980.00 annually, due and payable in monthly installments of $34,915.00 each on the first day of each calendar month during the remainder of the Lease term.

4. Effective as of May 15, 1994, the escalation cost will be $32,121.80 annually, payable in monthly installments of $2,676.82, calculated by multiplying the rentable square footage by a factor of $1.15 per square foot.

5. Tenant shall be responsible for surrendering the above listed floor space in accordance with the terms and conditions of the Lease pertaining to surrender of the leased premises at termination of the Lease.

                                        LANDLORD:

                                        THE COCA-COLA COMPANY


                                        BY:  DALLAS A. HURSTON
                                             -------------------------------
                                             Assistant Vice President and
                                             Director, Corporate Real Estate

                                        TENANT:

                                        COCA-COLA ENTERPRISES INC.


                                        BY:  JOHN R. ALM
                                             ----------------------------------
                                             JOHN R. ALM, SENIOR VICE PRESIDENT
                                             AND CHIEF FINANCIAL OFFICER